2Q 2012 Investor Presentation August 2012 Exhibit 99.1

Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the
Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.
2.

3.
Argo Group – Niche Specialist With International Platform
• Underwriter of specialty P&C insurance and reinsurance worldwide through four distinct business segments
• Global footprint with operations strategically located in major insurance centers – U.S., Bermuda, London, Brazil, Dubai and Continental Europe
• A leader in the U.S. Excess & Surplus lines market
• Among the largest Syndicates at Lloyds by stamp capacity
• One of only a few international insurance groups authorized to operate locally in Brazil
• Broad and deep relationships with retailers, wholesalers and Lloyds brokers
• Focused on underwriting excellence and well positioned for growth
• Conservatively capitalized by any measure
• Financial strength is excellent as indicated by A.M. Best rating
1
of ‘A’
1 Argo P/C insurance & reinsurance operations (Class Size XII)

4.
Evolution to an International & Diversified Specialty U/W
$1,544
$23.03
$501.1M
400
800
1,200
1,600
2,000
2001
• Acquired Colony
and Rockwood
• Founded Trident
(Public Entity)
2005
• Sold Risk
Management
business
2007
• Rebranded Argo Group
• Completed merger
with PXRE
• Formed Argo Re
2008
• Acquired Lloyds
Syndicate 1200
2011
• Established  local
presence in Europe,
Brazil & Dubai
(part of Int’l Specialty)
$1,530
$1,987
$1,605
$1,180
$1,153
$1,056
$788
$622
$272
$186
13%
31%
27%
29%
4.
1
Excludes GWP recorded in runoff and corporate & other.
Risk Management (sold in 2005)
Commercial Specialty (includes Trident)
Excess & Surplus Lines
International Specialty
Syndicate 1200
$903
$1,660
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
12/2Q
TTM
BVPS $23.39 $27.22 $30.36 $33.50 $39.08 $45.15 $44.18 $52.36 $57.82 $55.60 $58.74
Total Capital (Millions) $328 $567 $717 $860 $992 $1,754 $1,782 $1,996 $1,986 $1,840 $1,868

5.
Argo Group International Footprint
UNITED
STATES
BRAZIL
EUROPE
MENA
Dubai
Rio de Janeiro
Sao Paulo
Bermuda
Barcelona
Brussels
London
Malta
Paris
Zurich
Key offices:
Atlanta
Boston
Chicago
Denver
Houston
Los Angeles
New York
Portland
Richmond
Rockwood
San Antonio
Scottsdale

6.
Argo Group Business Mix
6.
GWP by Segment
Excess &
Surplus Lines
Commercial
Specialty
Syndicate
1200
International
Specialty
31%
13%
27%
29%
GWP by Product
Property
Casualty
67%
33%
GWP by Business Type
Primary
Insurance
Reinsurance
15%
85%
GWP by Geography
North
America
Europe
Rest of World
7%
12%
81%
*Data is based on TTM as of June 30, 2012.

Maximize shareholder value through growth in book value per share
Our Strategy
• Become a recognized worldwide leader of custom insurance and reinsurance solutions for our clients
• Create a competitive advantage through superior customer service, product innovation and underwriting knowledge
• Achieve profitable growth organically and/or through opportunistic acquisitions throughout the underwriting cycle
• Manage capital and risk appropriately / maintain strong ratings
• Hire top tier talent to support our strategy
7.

Maximizing Shareholder Value – BVPS Growth
$45.15
$44.18
$52.36
$57.82 $58.74
$39.08
2008 2009 2010 2011 2006 2007 2005 2004 2003 2002
$23.39
$27.22
$30.36
$33.50
1.1x 1.1x
1.2x
1.6x
1.7x
1.2x
0.9x
0.8x
0.7x
0.5x
= Price/Book
1
8.
2Q 12
0.7x
$55.60
-
10.00
20.00
30.00
40.00
50.00
60.00
70.00
80.00
* Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock as if on a converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.
1
Price / book calculated at 52-week high and most recent book value per share. Stock price and book value adjusted for PXRE merger for 2006 and prior years.
Note the book value amounts for 2011 and 2010  reflect the effect of the Company’s adoption of new guidance related to accounting for costs associated with acquiring or renewing insurance contracts.  2009 and prior periods have not been restated.

GWP ($M)
9.2%

GWP ($M)
5.1%

GWP ($M)
34.0%

GWP ($M)
23.7%

9.
Consolidated GWP up 16.6% in 2Q12  vs.  2Q11
2Q GWP Trending Favorably Across All Segments
Reflects impact of strategic initiatives taken, rate increases and improved retention
$131.8
$143.9
$62.9
$84.3
$88.2
$92.7
$123.8
$153.2
9.
$115
$120
$125
$130
$135
$140
$145
$150
2Q11
2Q12
Excess & Surplus Lines
$80
$85
$90
$95
$100
2Q11 2Q12
Commercial Specialty
$50
$60
$70
$80
$90
$100
2Q11 2Q12
International Specialty
$110
$120
$130
$140
$150
$160
2Q11 2Q12
Syndicate 1200

PTOI* ($millions)
*Excludes interest expense
Combined Ratio
80.0
60.0
40.0
20.0
-
(20.0)
(40.0)
110%
100%
90%
80%
$10.8
$12.7
$19.3
$38.0
$50.4
$61.3
$43.0
$45.8
$33.1
$1.8
($6.3)
100.0%
98.5%
97.2%
92.5%
89.4%
88.7%
96.5%
96.5%
99.0%
108.2%
112.4%
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12/2Q*

10.
Commercial Specialty
Pre-Tax Operating Income and Combined Ratio
About Us
Designs customized commercial insurance
programs for grocers, dry cleaners
restaurants and other specialty retail clients
2
nd
largest provider of commercial insurance
to small and midsize U.S. public entities
2
nd
largest provider of commercial insurance
to the coal mining industry
Distributes products directly through
wholesalers and independent agents
Argo Insurance U.S. Retail  24%
Restaurants 6%
Grocery 11%
Dry Cleaners 4%
Other Industries 3%
Mining 18%
Other 1%
Public Entity 35%
Commercial 3%
Programs...…
Argo Surety  7%
Alteris 36%
Commercial
Programs 12%
*YTD as of June 30, 2012.
Combined
Ratio
Total
PTOI
NII
AY U/W
Results
PYD
CATS
FEE
GWP by Business Unit – TTM 6/30/12

PTOI* ($millions)
*Excludes interest expense
Combined Ratio
120.0
100.0
80.0
60.0
40.0
20.0
-
(20.0)
(40.0)
110%
100%
90%
80%
$18.5
$41.1
$36.9
$57.7
$101.4
$112.7
$98.3
$64.7
$69.1
$72.9
$45.5
94.7%
91.1%
94.8%
92.6%
88.9%
89.3%
93.3%
99.6%
97.8%
95.7%
90.0%
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12/2Q*

11.

Pre-Tax Operating Income and Combined Ratio
About Us
A leader in the U.S. Excess & Surplus
lines market
Strong relationships with national,
local and regional wholesale brokers
Seasoned U/W expertise is a competitive
advantage
Target market is small, medium and
large non-standard (hard-to-place) risks
underwritten on both an admitted and
non-admitted basis
GWP by Business Unit – TTM 6/30/12
Casualty 31%
Transportation 19%
Environmental 4%
Allied Medical 5%
Management Liability <1%
Property 9%
Contract 24%
Errors & Omissions 8%
Excess & Surplus Lines Segment
*YTD as of June 30, 2012.
Combined
Ratio
Total
PTOI
NII
AY U/W
Results
PYD
CATS

PTOI* ($millions)
*Excludes interest expense
Combined Ratio

GWP ($millions)

12.
Syndicate 1200
Pre-Tax Operating Income and Combined Ratio
About Us
• Established multi-class
platform at Lloyds of London
• Ranked among the largest
Syndicates at Lloyds by Stamp
Capacity
• Lloyd’s market ratings:
• ‘A’ (Excellent) by A.M. Best
• ‘A+’ (Strong) by S&P
GWP by Business Unit – TTM 6/30/12
Property 49%
Liability 31%
$30.0
Specialty 16%
Aerospace 4%
140%
90%
60%
130%
Run Off <1%
‘11 ‘10 ‘09 ‘08
Prof. Indemnity 11%
General Liability 12%
Directors & Officers 2%
Other  6%
Int’l Property Treaty 4%
NA & Int’l Binders 9%
Personal Accident 11%
Property FAC  20%
Other 5%
Gross Written Premium
‘11 ‘10 ‘09 ‘08
$282.9
$706.0
$389.9
$438.5
12.
120%
110%
100%
80%
70%
112.3% 95.8% 115.3% 131.4%
($63.0)
($28.1)
($5.2)
’12/2Q*
$514.3
’12/2Q*
101.0%
$7.9
*Data is based on TTM as of June 30, 2012.
*YTD as of June 30, 2012.
(100.0)
(80.0)
(60.0)
(40.0)
(20.0)
-
20.0
40.0
60.0
Total PTOI
NII
AY U/W
Results
PYD
CATS
FEE
Combined
Ratio
0
100
200
300
400
500
600
700
800

PTOI* ($millions)
*Excludes interest expense
Combined Ratio

GWP ($millions)

13.
International Specialty
About Us
• Bermuda team underwrites property CAT,
short tail per risk and proportional treaty
reinsurance worldwide, excess casualty
& professional liability
• Building diversity through international
expansion:
• Established primary operations in Brazil
• Established operations in Euro zone
• Established regional office in Dubai
• Distributes through brokers
GWP by Business Unit – TTM 6/30/12
Property CAT 46%
Casualty 22%
Professional 8%
Other Assumed 3%
Property Pro Rata 6%
Gross Written Premium
$11.1
$34.3
$126.4
$162.9
$188.9
$200.8
Pre-Tax Operating Income and Combined Ratio
$0.8
$8.1
$23.6
$50.3
$35.6
200%
($68.4)
’12/2Q* ‘10 ‘09 ‘08 ‘07 ‘06
13.
160%
80%
0%
120%
40%
Combined
Ratio
Total
PTOI
NII
AY U/W
Results
PYD
CATS
77.9% 52.3% 72.8% 178.5% 86.1% 82.1%
‘11
80.1%
$17.4
’12/2Q* ‘10 ‘09 ‘08 ‘07 ‘06 ‘11
$212.6
*Data is based on TTM as of June 30, 2012.
*YTD as of June 30, 2012.
Risk XS 3%
U.S. Management Liability 1%
Emerging Markets 11%
(140.0)
(120.0)
(100.0)
(80.0)
(60.0)
(40.0)
(20.0)
-
20.0
40.0
60.0
80.0
0
50
100
150
200
250

14.
2Q 12    vs.   2Q 11 YTD 2Q12  vs. YTD 2Q 11
Gross Written Premiums
$474.2.
$406.7.
$870.5.
$754.5.
Net Written Premiums
361.5.
283.3.
602.7.
527.7.
Earned Premiums
290.2.
271.7.
567.5.
533.1.
Losses & LAE
175.8.
191.0.
341.6.
464.8.
Other Reinsurance-Related Expenses
6.9.
0.4.
13.8.
0.4.
Underwriting, Acquisition and Insurance Expenses
114.6.
105.4.
228.3.
210.5.
Underwriting Income / (Loss) ($7.1) ($25.1) ($16.2) ($142.6)
Net Investment Income
30.0.
32.9.
61.4.
66.3.
Fee Income, net
0.5.
0.3.
1.8.
0.4.
Interest Expense
5.5.
5.5.
11.2.
10.9.
Operating Income / (Loss)
$17.9.
$2.6.
$35.8.
($86.8)
Foreign Currency Exchange Gain / (Loss)
9.8.
(3.4)
6.9.
(13.0)
Net Realized Investment Gains / (Losses)
(2.7)
31.5.
10.4.
33.8.
Pre-Tax Income / (Loss)
$25.0.
$30.7.
$53.1.
($66.0)
Income Tax Provision (Benefit)
1.0.
9.1.
9.5.
6.5.
Net Income / (Loss)
$24.0.
$21.6.
$43.6.
($72.5)
Operating Income (Loss) per Common Share (Diluted)
1
$0.55.
$0.08.
$1.09.
($2.69)
Net Income (Loss) per Common Share (Diluted)
$0.92.
$0.78.
$1.66.
($2.64)
Loss Ratio
2
62.1% 70.4% 61.7% 87.3%
Expense Ratio
3
40.4% 38.9% 41.2% 39.5%
Combined Ratio
102.5% 109.3% 102.9% 126.8%
1
Per diluted share at assumed tax rate of 20% in 2012 and 15% in 2011.  Tax rate adjusted in the current quarter to reflect the distribution of results.
2
Defined as Losses & LAE / (Earned Premiums less Other Reinsurance-Related Expenses).
3
Defined as Underwriting, Acquisition and Insurance Expenses / (Earned Premiums less Other Reinsurance-Related Expenses).
All data in millions except for per share data and ratio calculations.
2Q & YTD Operating Results - 2012 vs. 2011
14.

15.
ROE (Major Drivers)
Higher U/W margins required to offset low investment yields
ROE Sensitivity Table
1.0% 0.8% 3.2% 5.5% 7.8% 10.1%
0.0% 1.6% 3.9% 6.2% 8.6% 10.9%
-1.0% 2.4% 4.7% 7.0% 9.3% 11.7%
-2.0% 3.1% 5.4% 7.8% 10.1% 12.4%
-3.0% 3.9% 6.2% 8.5% 10.8% 13.2%
-4.0% 4.6% 6.9% 9.3% 11.6% 13.9%
-5.0% 5.4% 7.7% 10.0% 12.4% 14.7%
-6.0% 6.1% 8.5% 10.8% 13.1% 15.4%
-7.0% 6.9% 9.2% 11.5% 13.9% 16.2%
-8.0% 7.6% 10.0% 12.3% 14.6% 16.9%
-1.0% 0.0% 1.0% 2.0% 3.0%
Change in Investment Yield
15.
** Based on the latest 2012 consensus estimate and June 30, 2012 shareholders equity.

16.
17%
16.
Conservative Investment Strategy
As of June 30, 2012
• Duration of 3.2 years
• Average rating of ‘AA-’
•
Average yield of 3.6%
• Very liquid
• Conservatively managed
Portfolio Characteristics
Equity Investments by Sector
10% Healthcare
Energy 23%
3% Industrials
11% Funds
5% Financials
9% Info Tech
4% Materials
6% Consumer
Discretionary
Consumer Staples
Asset Allocation
7% Other Long Term
Invest.
Fixed 74%
Maturities.
7% Short Term Invest.
12% Equities
Total:
$4.1B
Total:
$0.5B
Fixed Maturities by Type
9% Short Term
Corporate
33%.
21% Gov.
19% Structured
State/Muni
18%.
Total:
$3.4B
29%

Argo Group - Recap of Major Highlights
Argo is an established carrier in the international specialty insurance and reinsurance markets
• U.S. and international platforms well-positioned to take advantage of improving market
• International platform supports diversification and future growth strategy
• Recent strategic initiatives are beginning to yield results
• Underwriting focus and talent are key competitive advantages
Management is committed to maximizing shareholder value
• Achieved double digit book value per share growth since 2002
• Quality of capital and balance sheet is excellent
• Will continue to return capital as appropriate
17.

Argo Group - A Compelling Valuation
Current stock price doesn’t reflect strength of balance sheet or underwriting platform
• AGII’s stock price trading at approximately half of book value
Balance sheet characteristics:
• Adequately reserved
• Excellent asset quality
• Average rating of fixed maturity portfolio is ‘AA-’
• Exposure to questionable sovereigns is immaterial
• Average rating of reinsurance recoverable balances is ‘A’
• Intangibles and goodwill less than 4% of total assets
• Use of financial leverage is modest at 20%(6/30/12)
18.
Management is an active buyer of the stock